CARILLON FUND, INC.
-----------------------------------------------

                 ANNUAL REPORT

                December 31, 1995


(Centered at the bottom half of this cover page
is a graphic of a carillon tower)
------------------------------------------------

                  CARILLON FUND, INC.
-----------------------------------------------------------
             A Message from the President
                   December 31, 1995

We are pleased to present the 1995 Carillon Fund, Inc. Annual Report. During 1995 all our funds produced positive returns as the strong financial markets pushed the value of mutual funds' underlying securities to record highs. After four straight years of well-above-average results versus underlying funds with similar investment objectives, the Carillon Funds had below-average, relative performance in 1995. Carillon's goal for 1996 is to continue our positive results and to return to our historical levels of relative performance.

United States' financial markets performed extremely well during 1995 as both stock and bond markets benefitted from a favorable economic backdrop. This environment included economic growth strong enough to keep Gross Domestic Product moving forward at a more sustainable 3 percent level than the higher 1994 levels. Despite this economic growth, the price inflation level measured by the Consumer Price Index remained at or below the 3 percent level where it has resided for most of the 1990s. This combination of reasonable growth and low inflation appeared to signal that the elusive "soft landing," rather than a severe economic growth slowdown, may have been achieved from the Federal Reserve Board's 1994 higher short-term interest rate policy. Low inflation, good economic growth, and a prospect of deficit reduction activity from Washington's politicians kept market hopes alive for additional cuts in key short-term interest rates. This also helped long-term interest rates come back down from 1994's highs.

Productivity gains have been another important feature of the bright financial picture. Normally, productivity is strongest at the beginning of an economic recovery, but in this cycle the last several quarters-- or about four years into the recovery-- have produced the best numbers. Over this period, the corporate downsizing effects and technological advancements seem to have emerged as the main productivity enhancer. The combination of economic growth, lower interest rates, and strong productivity has produced perfect conditions for the key stock market ingredient of corporate profitability. Earnings registered a halting recovery in the early 1990s, interrupted on an all-too-regular basis by nonrecurring write-offs. However, during 1994 and 1995, corporate financial officers recorded hefty increases in their income statements. These profits helped the 1995 stock market advance from already lofty levels to a long series of record highs. The bond market also celebrated with the slowdown in growth and low inflation, particularly aiding this market's advance.

The stock market continues to be substantially overpriced relative to historical valuation levels, and 1995 ratios of stock prices to various valuation techniques remain roughly 50 percent higher than long-term averages. This overvaluation should restrain future stock market advances, and the market's value should return closer to historical norms sometime during the 1990s. However, since the exact timing of a return to a long-term, historical valuation level is never known, our Equity Portfolio will maintain its equity exposure but will be selective, widely diversified, and more defensive than normal in its stock positions. Our Capital Portfolio's asset allocation has moved more toward stocks during the year but still remains more heavily weighted than normal in the fixed income sector. The Capital Portfolio's allocation at December 31, 1995, is 38 percent stocks, 37 percent bonds, and 25 percent money market investments. Stock positions have been increased due to better-than-expected corporate results, lower interest rates, and more relative bargains available in defensive stocks. Over time, stocks produce the highest but most volatile returns. However, more conservative investors may want to allocate a slightly higher-than-normal portion of funds to fixed income investments, such as our Capital Portfolio has done, since this market appears more reasonably valued from a long-term perspective.

Individual Portfolio reports are included within this report.
Carillon Advisers is determined to offer excellent money management and service related to all portfolios. We want each Contract Owner to feel confident that investing with Carillon
Fund, Inc. is a prudent choice for the long term.

                            Sincerely,


                            /s/ George L. Clucas

                            George L. Clucas
                            Carillon Fund, Inc.
                            January 29, 1996


This report has been prepared for the information of Contract
Owners and is not authorized for distribution to prospective purchasers of contracts unless it is preceded or accompanied by an effective prospectus for Carillon Fund, Inc.

               EQUITY PORTFOLIO
------------------------------------------------------
It was a banner year in 1995 for financial markets with both stocks and bonds posting excellent returns for the period. A favorable economic backdrop of low interest rates, strong corporate profitability, and subdued inflation propelled the market to new highs. Large multinational companies that benefitted from a weak U.S. dollar and technology issues were big winners for most of the period. The Equity Portfolio gained 27% during 1995, but lagged its standard benchmarks due to its underweighted exposure to the aforementioned market sectors. More heavily biased towards small company stocks, the Portfolio 's performance was in line with that of the Russell 2000 Index, a broader market measure. The fund's return this year did exceed that of the Lipper average for all equity mutual funds. The Portfolio's biggest winners for the year were concentrated in: 1) the financial sector which benefitted from falling interest rates over the period; 2) a number of medical device issues which enjoyed robust revenue and earnings growth, as well as new product approvals and introductions; and 3) the defense industry which witnessed a flurry of consolidation activity during the year. Holdings of energy and retail issues restrained performance due to stagnant energy prices and a weak retail environment, respectively. We believe energy issues will perform much better during 1996 due to firmer oil and gas prices, while several retail-related names have been removed from the Portfolio due to our concern over continued consumer spending weakness.

Morningstar, Inc. Awarded the Equity Portfolio a composite rating of (four stars) as of December 31, 1995, signifying above-average performance for the 681 funds in its category (see following page). The following table illustrates the Equity Portfolio's total return ranking based on total return as surveyed by Lipper Analytical Variable Insurance Products Performance Analysis Service Underlying Funds Report.

        Lipper Growth Fund Rankings as of December 31, 1995

                                   1-Year 2-Year 3-Year 4-Year 5-Year 10-Year
Carillon Equity Portfolio Ranking   74    36     20     17     10     20
Total Number of Funds Ranked        98    76     58     51     48     28

Rankings based on total return performance.
Past performance is no guarantee of future results.

The Equity Portfolio continues to add to its holdings of companies with above-average returns on equity, favorable historic sales and earnings growth, and strong balance sheets selling at low price-earnings ratios. Recent purchases have been centered around undervalued foreign securities, Real Estate Investment Trusts, energy issues, and special situation stocks. While our forecast is for weak economic growth in 1996, we have found opportunities in select cyclical issues that should be able to grow revenues and earnings through market share improvements even through an economic slowdown.

       Comparison of Change in Value of $10,000 Investment

(Appearing here is a line graph which compares annually Carillon Equity Portfolio with S&P 500 Index and Consumer Price Index annually for the period December 31, 1985 through December 31, 1995 and covers a range of $5,000 to $50,000 in $5,000 increments. The following is found at the top left of the graph:

Carillon Equity Portfolio Average Annual Total Return

     1-YR        5-YR        10-YR
     26.7%       19.5%       13.5%

Past performance is not predictive of future results.)

                 EQUITY PORTFOLIO
-----------------------------------------------------
                    Summary
OBJECTIVE:
Seeks long-term appreciation of capital by investing in common stocks and other equity securities with values that are, at present, not fully recognized by the market.

STRATEGY:
The Equity Portfolio will remain in a highly invested position ranging from 86% to 98%. The cash position will be held in highly liquid money market instruments to meet redemptions and to provide cash for future stock purchases as new opportunities arise.

INCEPTION: August 15, 1984

MANAGER: George Clucas
-------------------------------------------------------
                   Highlights

On December 31, 1995, the Equity Portfolio had net assets of
$219,563,247 and diversified holdings of:


(The following percentage information is encased in a box)

       Common Stocks          91.7%
       Short-Term and Other    8.3%

As an investor in the Carillon Equity Portfolio, for every $1 you had invested on December 31, 1995, your fund owned:

(The following percentages are graphically shown as portions of a dollar bill)
Real Estate    8.6%
Financials    14.8%
Consumer Goods    10.2%
International    14.9%
Manufacturing/Capital Goods    15.7%
Technology    4.9%
Energy/Utilities    10.6%
Health Care    7.6%
Miscellaneous    4.4%
Short-Term and Other    8.3%

TOP TEN HOLDINGS
----------------------------------------------
1. Bayer AG (ADR)
2. Banco Latinoamericano de Exp
3. DH Technology
4. Lockheed Martin Corp.
5. Lindsay Manufacturing
6. Global Industries, Inc.
7. Lunar Corp.
8. Pencorp Financial Group, Inc.
9. Gainsco, Inc.
10. Helen of Troy LTD

Morningstar, Inc. Ratings are updated each month. The composite rating is calculated using a weighted-average of the three (four stars), five (four stars) and ten (three stars) year ratings. These ratings are based on each period's risk-adjusted average annual total returns (including the impact of insurance expense charges). Ten percent of the funds in a category receive five stars, the next 22.5% receive four stars and the next 35% receive three stars.

               CAPITAL PORTFOLIO
---------------------------------------------------------------

The Capital Portfolio did not keep up with benchmark indices in 1995, but continues to enjoy reasonable, steady performance for its associated risk level. Despite posting a healthy absolute return for the period, the Portfolio's results lagged that of its benchmark due to its underweighted allocation to stocks during a period of strong stock market performance. Strong or weak financial markets tend to have a life of their own, and this cycle is no exception, as it has continued longer than we
would have anticipated.   However, we believe that our long-term
focus and disciplined approach toward the markets will provide superior returns from the Capital Portfolio by performing relatively better during the somewhat weaker markets we anticipate over the next several years.

Morningstar, Inc. Awarded the Equity Portfolio a composite rating of (three stars) as of December 31, 1995, signifying above-average performance for the 542 funds in its category (see following page). The following table illustrates the Capital Portfolio's total return ranking based on total return as surveyed by Lipper Analytical Variable Insurance Products Performance Analysis Service Underlying Funds Report.

         Lipper Flexible Fund Rankings as of December 31, 1995

                                    1-Year  2-Year  3-Year  4-Year  5-Year
Carillon Capital Portfolio Ranking   66      53      49      43      34
Total Number of Funds Ranked         68      61      59      56      54

Rankings based on total return performance.
Past performance is no guarantee of future results.

The Capital Portfolio is a professionally managed asset allocation fund that shifts assets among stocks, bonds, and money market instruments to take advantage of opportunities that the portfolio manager believes will yield the most desirable returns. The table on the following page highlights the allocation of fund assets at December 31, 1995, six months ago, one year ago and at a long-term normal portfolio allocation.

An improvement in market technical factors and monetary conditions, strong momentum, and a fairly valued bond market prompted us to increase our allocation to stocks during the year, although we continue to believe that the equity market is overvalued from a fundamental perspective. Our individual stock selection remains highly selective given our market outlook. Recent purchases have centered around defensive sectors such as Real Estate Investment Trusts, undervalued foreign companies, and energy issues. Bond sales were made due to the market's strong rally, and the Portfolio's fixed income position continues to have a shorter than average duration.

      Comparison of Change in Value of $10,000 Investment


(Appearing here is a line graph which compares Carillon Capital Portfolio with Lehman Aggregate Bond Index, Consumer Price Index and S&P 500 Index annually for the period May 1, 1990 through December 31, 1995 and covers a range of $5,000 to $25,000 in $5,000 increments. The following is found at the top left of the graph:)

Carillon Capital Portfolio Average Annual Total Return

     1-YR        5-YR        Inception
     14.3%       12.1%       10.5%

Past performance is not predictive of future results.)

                 CAPITAL PORTFOLIO
-----------------------------------------------------
                    Summary
OBJECTIVE:
Seeks high total return by investing in a mix of stocks, bonds and money market securities at the discretion of the portfolio manager.

STRATEGY:
When the investment climate is near long-term historical relationships, the portfolio will allocate its assets approximately 63% stocks, 30% bonds, and 7% money market instruments. As market conditions dictate, the Capital
Portfolio repositions its assets mix to take advantage of existing opportunities.

INCEPTION: May 1, 1990

MANAGER: George Clucas
-------------------------------------------------------
                   Highlights

On December 31, 1995, the Capital Portfolio had net assets of $145,622,508 and diversified holdings of:

                         12/31/95    12/31/94    Long-Term
                         ----------------------------------
<S<
Common Stocks            37.4%       26.1%       63%
Bonds and Notes          37.1%       48.0%       30%
Short-Term and Other     25.5%       25.9%        7%

As an investor in the Carillon Capital Portfolio, for every $1 you had invested on December 31, 1995, your fund owned:

(The following percentages are graphically shown as portions of a dollar bill)
U.S. Stocks    29.2%
International Stocks    6.8%
Precious Metals Related    1.3%
U.S. Government and Agency Securities    28.7%
Corporate Bonds    8.5%
Short-Term and Other    25.5%

TOP TEN HOLDINGS
----------------------------------------------
1. Bayer AG (ADR)
2. Banco Latinoamericano De Exp
3. Mid-America Apartment Communities
4. Shurgard Storage Centers, Inc.
5. Helen of Troy LTD
6. Sofamor/Danek Group
7. Duke Realty Investments, Inc.
8. Merck & Co.
9. Merry Land & Investment Company
10. Associated Estates Realty


Morningstar, Inc. Ratings are updated each month. The composite rating is calculated using a weighted-average of the three (three stars), and five (three stars) year ratings. These ratings are based on each period's risk-adjusted average annual total returns (including the impact of insurance expense charges). Ten percent of the funds in a category receive five stars, the next 22.5% receive four stars and the next 35% receive three stars.

                   BOND PORTFOLIO
--------------------------------------------------------------

After suffering one of its worst years in 1994, the bond market soared back in '95, as long-term interest rates retraced most of their rise of the previous year. The resurgence was driven by a slowdown in the economy, stable inflation, and efforts in Washington to confront massive budget deficits. After sputtering briefly last summer, bond prices rallied again in the fourth quarter on continued signs of subdued inflation and optimism about a balanced budget agreement. Interest rates fell sharply on the belief that the Federal Reserve would have to ease interest rates to encourage greater private sector activities as federal spending slowed. Indeed, in mid-December, citing lower than expected inflation, the Fed trimmed the Fed funds rate to 5.5%, its second cut in six months.

The Federal Reserve's actions and a weakening economy pushed interest rates lower and slightly steepened the yield curve. The 2-to-30-year bellwether spread increased from 19 basis points (bp) to 80 bp. However, the short-end of the curve flattened with 3-month bills falling 61 bp while the 2-year fell 154 bp. High quality foreign government issues rebounded last year (21.1%), even though returns for U.S. investors were hampered by a strengthening dollar. Emerging market bonds continued their comeback from depressed levels following the late 1994 Mexican peso devaluation (27.5%). Corporate bonds provided excellent relative performance (21.7%), especially versus U.S. Treasuries (18.3%) and mortgage-backed securities (16.8%). Overall, the bond market had a total return of 18.5% as measured by the Salomon Brothers Broad Investment Grade Index.

The Bond Portfolio had strong relative performance in 1995 outperforming broader market indices such as the Salomon Brothers Broad Investment Grade Index. The incremental return can be attributed to two factors. First, the active sector allocation strategy employed by the portfolio manager allowed the Bond Portfolio to be overweighted to corporate bonds--whose performance was excellent in 1995. In addition, further investments were made in U.S. Treasuries whose returns improved relative to mortgage-backed securities as prepayments quickened with the decrease in rates. Second, the individual securities selected in each sector, particularly in the corporate bond area, further enhanced returns due to improving credit characteristics that were eventually recognized by other investors.

Morningstar, Inc. continues to award the Bond Portfolio its highest composite rating (five stars) signifying performance in the top 10% of the 389 funds in its category (see following page). The Portfolio continues its strong, long-term rankings based on total returns surveyed by Lipper in its Variable Insurance Product Performance Analysis Report.

Lipper Corporate Bond (BBB) Rankings as of December 31, 1995
                                 1-   2-   3-   4-   5-   10-
                                 Year Year Year Year Year Year
Carillon Bond Portfolio Ranking  21    4    4    5    4    2
Total Number of Funds Ranked     39   39   34   31   30   15

 Rankings based on total return performance.
 Past performance is no guarantee of future results.


      Comparison of Change in Value of $10,000 Investment

(Appearing here is a line graph which compares Carillon Bond Portfolio with Lehman Aggregate Bond Index and Consumer Price Index annually for the period December 31, 1985 through December 31, 1995 and covers a range of $5,000 to $30,000 in $5,000 increments. The following is found at the top left of the graph:)

Carillon Bond Portfolio Average Annual Total Return

     1-YR        5-YR        10-YR
     19.0%       10.7%       10.0%

Past performance is not predictive of future results.

                 BOND PORTFOLIO
-----------------------------------------------------
                    Summary
OBJECTIVE:
Seeks a high level of current income, without undue risk to principal, by investing in long-term, fixed-income, investment
-grade corporate bonds.

STRATEGY:
The portfolio intends to invest at least 75% of the value of its assets in publicly-traded straight debt securities which have a rating within the four highest grades as rated by a national rating agency. Up to 25% of the portfolio may be invested in convertible debt securities, convertible preferred and preferred stock, or other securities.

INCEPTION: August 15, 1984

MANAGER: Steven Sutermeister

-------------------------------------------------------
                   Highlights

On December 31, 1995, the Bond Portfolio had net assets of
$73,567,699 and diversified holdings of:

(The following percentage information is encased in a box)

        Bonds                  94.7%
        Short-Term and Other    5.3%


As an investor in the Carillon Bond Portfolio, for every $1 you had invested on December 31, 1995, your fund owned:

(The following percentages are graphically shown as portions of a dollar bill)
Corporate Bonds   48.6%
Mortgage-Backed Securities    14.7%
U.S. Treasuries    31.4%
Short-Term and Other    5.3%


Morningstar, Inc. Ratings are updated each month. The composite rating is calculated using a weighted-average of the three (five stars), five (five stars) and ten (four stars) year ratings. These ratings are based on each period's risk-adjusted average annual total returns (including the impact of insurance expense charges). Ten percent of the funds in a category receive five stars, the next 22.5% receive four stars and the next 35% receive three stars.

               CARILLON FUND, INC.
             SCHEDULE OF INVESTMENTS
----------------------------------------------------------------
DECEMBER 31, 1995

EQUITY PORTFOLIO
----------------------------------------------------------------
COMMON STOCKS - 91.72%
----------------------------------------------------------------

                                          SHARES      VALUE
                                          ------      -----
AEROSPACE - DEFENSE - 2.78%
Lockheed Martin Corporation                40,000     $3,160,000
Raytheon Company                           30,000      1,417,500
Thiokol Corporation                        45,000      1,524,375
                                                      ----------
                                                       6,101,875
AIR TRANSPORTATION - .64%
Atlantic Southeast Airlines Incorporated   65,000      1,397,500
                                                      ----------
APPLIANCE - .32%
Scotsman Industries Incorporated           40,000        705,000
                                                      ----------
AUTO & TRUCK - .46%
Ford Motor Company                         35,000      1,015,000
                                                      ----------
AUTO PARTS - 1.97%
Breed Technologies Incorporated            65,000      1,202,500
Donnelly Corporation                       48,500        715,375
Masland Corporation*                       70,000        980,000
Strattec Security Corporation*             80,000      1,420,000
                                                      ----------
                                                       4,317,875
                                                      ----------
BANK & BANK HOLDING COMPANIES - 7.27%
ABN AMRO Holdings NV Sponsored ADR         31,574      1,439,847
Banco Latinoamericano De Exportationes
    Sponsored ADR                          75,000      3,487,500
Deutsche Bank AG Sponsored ADR             42,000      1,994,538
Dresdner Bank AG Sponsored ADR             55,000      1,471,761
GBC Bancorp California                     40,900        715,750
River Forest Bancorporation                70,000      1,785,000
Southtrust Corporation                     55,000      1,409,375
Wilmington Trust Corporation               40,000      1,235,000
Zions Bancorporation                       30,000      2,407,500
                                                      ----------
                                                      15,946,271
                                                      ----------

BUILDING & HOUSING - 1.79%
ABT Building Products Company*            115,000      1,638,750
Falcon Products Incorporated              147,730      1,938,956
Rottlund Company Incorporated*             50,000        350,000
                                                      ----------
                                                       3,927,706
                                                      ----------
BUILDING MATERIAL - .91%
NCI Building Systems, Incorporated*        80,700      1,997,325
                                                      ----------
BUSINESS-MECHANICS & SOFTWARE - 2.13%
DH Technology , Incorporated*             135,000      3,307,500
Macneal - Schwendler Corporation           85,000      1,360,000
                                                      ----------
                                                       4,667,500
                                                      ----------
CHEMICAL - 2.43%
Bayer AG Sponosored ADR                   135,000      3,570,062
Ciba-Geigy Sponsored  ADR                  27,000      1,190,848
Shanghai Petro Chemical Company Ltd
    Sponsored ADR*                         20,000        570,000
                                                      ----------
                                                       5,330,910
                                                      ----------
CONGLOMERATE - .68%
Mannesman AG Sponsored ADR                  4,700      1,499,703
                                                      ----------

The accompanying notes are an integral part of the financial statements.

EQUITY PORTFOLIO
-------------------------------------------------------------------
COMMON STOCKS (continued)
-------------------------------------------------------------------

                                          SHARES      VALUE
                                          ------      -----
CONSUMER - .07%
Supercuts Incorporated*                    20,000     $  161,500
                                                      ----------
CONTAINER - 1.79%
AEP Industries, Incorporated              107,550      2,366,100
Alltrista Corporation*                     86,000      1,548,000
                                                      ----------
                                                       3,914,100
                                                      ----------
DRUGS - 1.20%
Merck & Company Incorporated               40,000      2,630,000
                                                      ----------
ELECTRIC - UTILITIES - 3.75%
Cinergy Corporation                       29,400         900,375
CMS Energy Corporation                    50,000       1,493,750
Duke Power Company                        12,500         592,188
Empresa Nacional de Electricidad
   Sponsored ADR                          30,000       1,717,500
Public Service Company of New Mexico*     54,000         951,750
Texas Utilities Electric Company          45,000       1,850,625
Utilitcorp United Incorporated            25,000         734,375
                                                      ----------
                                                       8,240,563
                                                      ----------
ELECTRONIC - .04%
Recoton Corporation*                       4,400          81,714
                                                      ----------
ENERGY - MISCELLANEOUS - 1.60%
Giant Industries Incorporated            120,000       1,470,000
Holly Corporation                         90,000       2,036,250
                                                      ----------
                                                       3,506,250
                                                      ----------
ENGINEERING & CONSTRUCTION - .19%
Mestek, Incorporated*                     36,200         425,350
                                                      ----------
ENTERTAINMENT & LEISURE - .59%
Artco, Incorporated                      100,000       1,300,000
                                                      ----------
FINANCIAL SERVICE - 2.64%
CMAC Investment Corporation               25,500       1,122,000
Dean Witter Discover & Company            45,000       2,115,000
Jefferies Group, Incorporated             32,000       1,512,000
Raymond James Financial Corporation       50,000       1,056,250
                                                      ----------
                                                       5,805,250
                                                      ----------
FOOD, BEVERAGE, & TOBACCO - 1.60%
Goodmark Foods Incorporated               85,000       1,508,750
Morningstar Group Incorporated*          183,000       1,464,000
Todhunter International, Incorporated*    70,000         542,500
                                                      ----------
                                                       3,515,250
                                                      ----------
GOLD & PRECIOUS METALS - 1.08%
Echo Bay Mines Limited                    90,000         933,750
Minorco Sponsored ADR                     50,000       1,431,250
                                                      ----------
                                                       2,365,000
                                                      ----------
HEALTH & BEAUTY AIDS - .41%
Perrigo Company*                          75,000         890,625
                                                      ----------

The accompanying notes are an integral part of the financial statements.

EQUITY PORTFOLIO
-------------------------------------------------------------------
COMMON STOCKS (continued)
-------------------------------------------------------------------

                                          SHARES      VALUE
                                          ------      -----
HEALTH CARE - 3.45%
Advocat, Incorporated*                    100,500     $1,118,063
Lunar Corporation*                        103,200      2,838,000
Orthofix International NV*                113,036        833,640
Research Industries Corporation*           35,000        945,000
Sofamor / Danek Group*                     65,200      1,850,050
                                                      ----------
                                                       7,584,753
                                                      ----------
HEALTH CARE SERVICE - .98%
Rightchoice Managed Care Incorporated
     - Class  A*                          105,500      1,371,500
United Wisconsin Services, Incorporated    34,700        763,400
                                                      ----------
                                                       2,134,900
                                                      ----------
HOSPITAL SUPPLY & SERVICE - 1.92%
Allied Healthcare Products Incorporated    90,100      1,441,600
Sterile Concepts Holdings, Incorporated    50,900        738,050
Utah Medical Products Incorporated*       103,200      2,044,650
                                                      ----------
                                                       4,224,300
                                                      ----------
HOUSEHOLD PRODUCT - 4.31%
Chromcraft Revington Incorporated*         75,000      1,996,875
Conso Products Company*                    97,500      1,779,375
Fingerhut Companies, Incorporated          40,000        555,000
Helen of Troy Limited, Bermuda*           115,000      2,415,000
Lifetime-Hoan Corporation*                174,482      1,613,959
Winsloew Furniture Incorporated*          188,300      1,106,263
                                                      ----------
                                                       9,466,472
                                                      ----------
HOUSING - 1.18%
Schult Homes Corporation                   50,000        875,000
Toll Brothers, Incorporated*               75,000      1,725,000
                                                      ----------
                                                       2,600,000
                                                      ----------
INSURANCE - 8.26%
AEGON N.V. Sponsored ADR                   43,755      1,925,220
Capital American Financial Corporation     30,000        678,750
Gainsco Incorporated                      217,762      2,477,043
Harleysville Group Incorporated            45,300      1,466,588
Penncorp Financial Group Incorporated      95,000      2,790,625
PXRE Corporation                           41,000      1,086,500
RLI Corporation                            68,625      1,715,625
Sphere Drake Holdings Limited              70,000        980,000
Torchmark Corporation                      40,000      1,810,000
Transnational RE Corporation - Class A     40,000        980,000
Triad Guaranty Incorporated*               45,000      1,192,500
United Insurance Companies Incorporated*   54,400      1,026,800
                                                      ----------
                                                      18,129,651
                                                      ----------
INVESTMENT COMPANIES - .51%
Allied Capital Corporation                 25,000        340,625
Chile Fund Incorporated*                   30,000        780,000
                                                      ----------
                                                       1,120,625
                                                      ----------
MACHINERY-AGRICULTURE & CONSTRUCTION
     - 2.13%
AGCO Corporation*                          18,000        918,000
Astec Industries Incorporated*             75,000        740,625
Lindsay Manufacturing Company*             78,575      3,025,138
                                                      ----------
                                                       4,683,763
                                                      ----------
MACHINERY - INDUSTRIAL - .57%
Alamo Group Incorporated                   70,000      1,260,000
                                                      ----------

The accompanying notes are an integral part of the financial statements.

EQUITY PORTFOLIO
-------------------------------------------------------------------
COMMON STOCKS (continued)
-------------------------------------------------------------------

                                          SHARES      VALUE
                                          ------      -----
MANUFACTURING - MISCELLANEOUS - 1.56%
Foamex International Incorporated*         75,000       $553,125
Griffon Corporation*                      170,000      1,530,000
ILC Technology, Incorporated*              79,300        733,525
Versa Technologies Incorporated            40,500        617,625
                                                      ----------
                                                       3,434,275
                                                      ----------
METAL & MINERAL - 1.32%
AK Steel Holding Corporation               25,000        856,250
J & L Specialty Steel Incorporated*        50,000        937,500
Pohang Iron & Steel Company*               50,000      1,093,750
                                                      ----------
                                                       2,887,500
                                                      ----------
NON-FERROUS METAL - .59%
Western Mining Holdings Corporation
    Ltd Sponsored ADR                      50,000      1,306,250

OFFICE PRODUCT - .54%
Nam Tai Electronics, Incorporated*        101,700   1,194,975
                                                      ----------

OIL & GAS - DOMESTIC 3.78%
Apache Corporation                         73,118      2,156,981
Horsham Corporation                       150,000      2,025,000
Newfield Exploration Company*              48,000      1,296,000
Plains Resources Incorporated*            120,000      1,080,000
Pogo Producing Company*                    36,000      1,017,000
Swift Energy Company*                      60,000        720,000
                                                      ----------
                                                       8,294,981
                                                      ----------
OIL & GAS - INTERNATIONAL - 2.27%
Repsol S.A. Sponsored ADR                  60,000      1,972,500
Total S.A. Sponsored ADR                   42,014      1,428,476
World Fuel Services Incorporated           24,500        388,938
YPF S.A. Sponsored ADR                     55,000      1,189,375
                                                      ----------
                                                       4,979,289
                                                      ----------
OIL & GAS - SERVICE - 2.06%
Global Industries Incorporated*           100,000      3,000,000
Offshore Logistics Incorporated*          120,000      1,515,000
                                                      ----------
                                                       4,515,000
                                                      ----------
PAPER & FOREST PRODUCTS - 1.42%
Consolidated Papers, Incorporated*         18,000      1,010,250
Federal Paper Board Incorporated           25,000      1,296,875
     Longview Fibre Company                50,000        812,500
                                                      ----------
                                                       3,119,625
                                                      ----------
PRODUCTION - .59%
Briggs & Stratton Corporation              30,000      1,301,250
                                                      ----------
RAILROAD - .96%
Illinois Central Corporation - Class A     55,000      2,110,625
                                                      ----------
REAL ESTATE - 10.05%
Associated Estates Realty Corporation      65,000      1,397,500
CBL & Associates Properties Incorporated   70,000      1,522,500
Columbus Realty Trust                      90,000      1,743,750
Duke Realty Investments Incorporated       28,000        878,500

Felcor Suite Hotels Incorporated           52,600      1,459,650
Health Care Property Investors,
  Incorporated                             50,000      1,756,250
Healthcare Realty Trust Incorporated*       8,700        200,100


EQUITY PORTFOLIO
-------------------------------------------------------------------
COMMON STOCKS (continued)
-------------------------------------------------------------------

                                          SHARES      VALUE
                                          ------      -----
REAL ESTATE - continued
IRT Property Company                      120,000     $1,110,000
LTC Properties Incorporated                65,000        975,000
Merry Land & Investments Company           75,000      1,771,875
Mid-America Apartment Communities          80,000      1,980,000
NAB Asset Corporation*                     51,000        229,500
National Health Investors Incorporated     40,000      1,325,000
Post Properties Incorporated               35,000      1,115,625
Public Storage Incorporated                80,000      1,520,000
Shurgard Storage Centers Incorporated      70,000      1,890,000
Winston Hotels Incorporated               100,000      1,187,500
                                                      ----------
                                                      22,062,750
                                                      ----------
RETAIL - FOOD AND DRUGS - .42%
Dairy Farm International Limited
   - Sponsored ADR                        200,000        920,000

RETAIL - GENERAL - 2.84%
Claire's Stores Incorporated              100,000      1,762,500
Crown Books Corporation*                   44,800        548,800
Dart Group Corporation - Class A            7,500        701,250
Forschner Group Incorporated*              65,000        804,375
Roberds Incorporated*                      90,000        810,000
Shopko Stores, Incorporated                90,700      1,020,375
Tractor Supply Company*                    30,000        592,500
                                                      ----------
                                                       6,239,800
                                                      ----------
SAVINGS & LOAN - 1.04%
Standard Federal Bancorporation            57,900      2,279,813
                                                      ----------
SERVICE - MISCELLANEOUS - .89%
PCA International Incorporated            100,200      1,102,200
TBC Corporation*                          100,000        862,500
                                                      ----------
                                                       1,964,700
                                                      ----------
SHOES - .25%
K-Swiss Incorporated - Class A             50,000        543,750
                                                      ----------
TELEPHONE - .38%
Stet Societa Finanziaria Telefonica        30,000        836,250
                                                      ----------
TEXTILE & APPAREL - .26%
Cone Mills Corporation*                    40,000        450,000
Speizman Industries Incorporated*          40,000      115,000
                                                      ----------
                                                         565,000
                                                      ----------
TRUCKING - .85%
Landstar System, Incorporated*             40,000      1,070,000
U.S. Xpress Enterprises, Incorporated
    - Class A*                            110,000        797,496
                                                      ----------
                                                       1,867,496
                                                      ----------


Total Common Stocks
   (cost $158,454,956)                                $201,370,060
                                                       -----------

The accompanying notes are an integral part of the financial statements.

EQUITY PORTFOLIO
-------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 7.95%
-------------------------------------------------------------------

                                          PRINCIPAL   VALUE
                                          ---------   -----
COMMERCIAL PAPER - 5.90%
CBI Industries Incorporated
 (6.040% due 01/25/96)                    2,000,000   $  1,991,947
Circus Circus Enterprises Incorporated
 (6.000% due 01/10/96)                    2,000,000      1,997,000
Columbia Healthcare Corporation
 (6.050% due 01/08/96)                    1,000,000        998,824
Crown Cork & Seal Company
 (5.990% due 01/12/96)                    1,000,000        998,170
Crown Cork & Seal Company
 (6.020% due 01/26/96)                    1,000,000        995,819
Illinois Power Fuel Company
 (5.990% due 01/26/96)                    1,000,000        995,840
Tele-Communications Incorporated
 (6.100% due 02/14/96)                    1,000,000        992,544
Tyson Foods Incorporated
 (6.060% due 01/11/96)                    2,000,000      1,996,633
Yellow Freight System Incorporated
 (6.000% due 01/03/96)                    1,000,000        999,667
Yellow Freight System Incorporated
 (6.000% due 01/31/96)                    1,000,000        995,000
                                                      ------------
                                                        12,961,444
                                                      ------------
VARIABLE RATE DEMAND NOTES <F1> - 2.05%
General Mills, Incorporated
 (5.290% due 01/03/96)                    1,278,820      1,278,820
Pitney Bowes Credit Corporation
 (5.295% due 01/03/96)                    2,933,267      2,933,267
Wisconsin Electric Power Company
 (5.337% due 01/03/96)                      291,728        291,728
                                                      ------------
                                                         4,503,815
                                                      ------------

Total Short-Term Investments
 (cost $17,465,259)                                    $17,465,259
                                                      ------------
TOTAL INVESTMENTS - 99.67%
 (cost $175,920,205)                                  $218,835,319 <F2>

OTHER ASSETS AND LIABILITIES - .33%                    $   727,928
                                                      ------------
TOTAL NET ASSETS - 100.00%                            $219,563,247
                                                      ============
_____________
*Non-income producing
(ADR) American Depository Receipt

<F1>
Interest rates vary periodically based on current market rates. The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information shown is as of December 31, 1995.
<F2>
Gross unrealized appreciation and depreciation of securities at December 31, 1995 for financial reporting purposes was $49,383,954 and $6,468,840 respectively; tax amounts were substantially the same.

The accompanying notes are an integral part of the financial statements.


                     CARILLON FUND, INC.
                   SCHEDULE OF INVESTMENTS
------------------------------------------------------------
DECEMBER 31, 1995

CAPITAL PORTFOLIO
------------------------------------------------------------
COMMON STOCKS - 37.39%
------------------------------------------------------------

                                            SHARES    VALUE
                                            ------    -----
AUTO PARTS - .85%
Breed Technologies, Incorporated             28,500   $   527,240
Strattec Security Corporation*               40,000       710,000
                                                      -----------
                                                        1,237,240
                                                      -----------
BANK & BANK HOLDING COMPANIES - 3.01%
ABN AMRO Holdings NV Sponsored ADR           21,049       959,883
Banco Latinoamericano
 de Exportaciones ADR*                       30,000     1,395,000
Deutsche Bank AG Sponsored ADR               18,000       854,802
Dresdner Bank AG Sponsored ADR               20,000       535,186
River Forest Bancorporation                  25,000       637,500
                                                      -----------
                                                        4,382,371
                                                      -----------
BUILDING & HOUSING - .90%
ABT Building Products Company*               45,000       641,250
Falcon Products, Incorporated                50,820       667,013
                                                      -----------
                                                        1,308,263
                                                      -----------
BUILDING MATERIAL - .51%
NCI Building Systems Incorporated*           30,000       742,500
                                                      -----------
BUSINESS - MECHANICS & SOFTWARE - .68%
DH Technology, Incorporated*                 40,260       986,370
                                                      -----------
CHEMICAL - 1.88%
Bayer AG Sponsored ADR                       75,000     1,983,367
Ciba - Geigy Sponsored ADR                   17,000       749,793
                                                      -----------
                                                        2,733,160
                                                      -----------
CONGLOMERATE - .59%
Lonrho Plc Sponosred ADR                    150,000       409,875
Mannesman AG Sponsored ADR                    1,400       446,720
                                                      -----------
                                                          856,595
                                                      -----------
CONTAINER - 1.17%
AEP Industries, Incorporated                 45,831     1,008,282
Alltrista Corporation*                       38,800       698,400
                                                      -----------
                                                        1,706,682
                                                      -----------
DRUGS - .77%
Merck & Company Incorporated                 17,000     1,117,750
                                                      -----------
ELECTRIC - UTILITIES - .83%
CMS Energy Corporation                       20,000       597,500
Texas Utilities Electric Company             15,000       616,875
                                                      -----------
                                                        1,214,375
                                                      -----------

ENERGY - .77%
Nuevo Energy Company*                        30,000       671,250
Swift Energy Company*                        37,200       446,400
                                                      -----------
                                                        1,117,650
                                                      -----------
ENERGY - MISCELLANEOUS - .31%
Holly Corporation                             20,000      452,500
                                                      -----------

ENGINEERING & CONSTRUCTION - .12%
Mestek, Incorporated*                         15,300      179,775
                                                      -----------

The accompanying notes are an integral part of the financial statements.

CAPITAL PORTFOLIO
----------------------------------------------------------
COMMON STOCKS (continued)
----------------------------------------------------------

                                            SHARES    VALUE
                                            ------    -----

            SHARES      VALUE
FINANCIAL SERVICE - .48%
Dean Witter, Discover & Company              15,000   $   705,000
                                                      -----------

FOOD, BEVERAGE, & TOBACCO - .13%
Todhunter International, Incorporated *      25,000       193,750
                                                      -----------
GOLD & PRECIOUS METALS - 1.27%
Free State Consolidated Gold Mines
    Limited ADR                              20,000       145,000
Minorco Sponsored ADR                        29,000       830,125
Royal Oak Mines , Incorporated*             125,000       445,313
Santa Fe Pacific Gold Corporation            35,000       424,375

                                                      -----------
                                                        1,844,813
                                                      -----------
HEALTH CARE - .97%
Orthofix International NV*                   38,000       280,250
Sofamor / Danek Group*                       40,000     1,135,000
                                                      -----------
                                                        1,415,250
                                                       -----------
HEALTH CARE SERVICE - .40%
Rightchoice Managed Care Incorporated
   - Class A*                                45,000       585,000
                                                      -----------

HOSPITAL SUPPLY & SERVICE - .43%
Allied Healthcare Products Incorporated      39,500       632,000
                                                      -----------
HOUSEHOLD PRODUCT - 1.53%
Chromcraft Revington Incorporated*           25,000       665,625
Helen of Troy Limited, Bermuda*              55,000     1,155,000
Lifetime - Hoan Corporation                  44,141       408,304
                                                      -----------
                                                        2,228,929
                                                      -----------
INSURANCE - 2.18%
Gainsco Incorporated                         63,000       716,625
RLI Corporation                              30,480       762,000
Torchmark Corporation                        22,000       995,500
United Insurance Companies, Incorporated*    36,800       694,600
                                                      -----------
                                                        3,168,725
                                                      -----------
INVESTMENT COMPANIES - 1.98%
Allied Capital Corporation                   30,000       408,750
BlackRock Strategic Term Trust               75,000       571,875
France Growth Fund, Incorporated             59,000       582,625
New Germany Fund                             70,000       813,750
Templeton Global Income Fund                 75,000       515,625
                                                      -----------
                                                        2,892,625
                                                      -----------
MACHINERY - AGRICULTURE & CONSTRUCTION - .92%
Astec Industries Incorporated*               50,000       493,750
Lindsay Manufacturing Company*               21,939       844,652
                                                      -----------
                                                        1,338,402
                                                      -----------
MACHINERY - INDUSTRIAL - .38%
Alamo Group Incorporated                     30,900       556,200
                                                      -----------

MANUFACTURING - MISCELLANEOUS - .95%
Griffon Corporation*                         55,000       495,000
ILC Technology, Incorporated*                30,500       282,125
Versa Technologies, Incorporated             40,000       610,000
                                                      -----------
                                                        1,387,125
                                                      -----------
METAL & MINERAL - .48%
Pohang Iron & Steel Company*                 32,000       700,000
                                                      -----------

The accompanying notes are an integral part of the financial statements.

CAPITAL PORTFOLIO
------------------------------------------------------------
COMMON STOCKS (continued)
------------------------------------------------------------

                                            SHARES    VALUE
                                            ------    -----
OIL & GAS - DOMESTIC - .77%
Horsham Corporation                          40,000   $   540,000
Plains Resources, Incorporated*              65,000       585,000
                                                      -----------
                                                        1,125,000
                                                      -----------
OIL & GAS - INTERNATIONAL - .96%
YPF S.A. Sponsored ADR                       25,000       540,625
Repsol S.A. Sponsored ADR                    26,000       854,750
                                                      -----------
                                                        1,395,375
                                                      -----------
OIL & GAS - SERVICE - 1.01%
Global Industries Incorporated*              30,000       900,000
Offshore Logistics, Incorporated*            45,000       568,125
                                                      -----------
                                                        1,468,125
                                                      -----------
PAPER & FOREST PRODUCTS - .46%
Consolidated Papers Incorporated*            12,000       673,500
                                                      -----------
REAL ESTATE - 8.48%
Associated Estates Realty Corporation        50,000     1,075,000
Bradley Real Estate Incorporated             41,000       553,500
CBL & Associates Properties Incorporated     45,000       978,750
Columbus Realty Trust                        46,000       891,250
Duke Realty Investments Incorporated         36,000     1,129,500
Felcor Suite Hotels Incorporated             27,000       749,250
Glimcher Realty Trust                        45,000       776,250
Health Care Property Investors,
    Incorporated                             26,296       923,647
IRT Property Company                         85,000       786,250
LTC Properties Incorporated                  46,000       690,000
Merry Land & Investments Company             47,000     1,110,375
Mid-America Apartment Communities            52,000     1,287,000
NAB Asset Corporation*                       49,000       220,500
Shurgard Storage Centers Incorporated        43,000     1,161,000
                                                      -----------
                                                       12,332,272
                                                      -----------
RETAIL - GENERAL - .31%
Shopko Stores, Incorporated                  40,000       450,000
                                                      -----------
SAVINGS & LOAN -.68%
Standard Federal Bancorporation              25,000       984,375
                                                      -----------
SERVICE - MISCELLANEOUS - .23%
PCA International Incorporated               30,000       330,000
                                                      -----------

Total Common Stocks (cost $46,324,013)                $54,441,697
                                                      -----------


-----------------------------------------------------------------
PREFERRED STOCK - .44%
-----------------------------------------------------------------

                                            SHARES    VALUE
                                            ------    -----
METALS & MINERALS - .44%
Freeport McMoran Copper Series Gold          20,000   $   650,000
                                                      -----------

Total Preferred Stock (cost $709,837)                 $   650,000
                                                      -----------

The accompanying notes are an integral part of the financial statements.

CAPITAL PORTFOLIO
------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 13.07%
------------------------------------------------------------

                                          PRINCIPAL   VALUE
                                          ---------   -----
U.S. TREASURY NOTES - 13.07%
7.500% due 02/29/96                       $  750,000  $   752,578
7.625% due 04/30/96                          500,000      504,063
7.250% due 11/15/96                          500,000      508,438
6.125% due 12/31/96                          900,000      908,438
8.000% due 01/15/97                        1,000,000    1,027,187
6.750% due 02/28/97                          650,000      661,171
8.500% due 04/15/97                          500,000      520,313
6.750% due 05/31/97                        1,000,000    1,020,625
7.875% due 04/15/98                          500,000      528,125
5.500% due 02/28/99                        1,000,000    1,006,562
6.375% due 07/15/99                        1,000,000    1,033,437
6.000% due 10/15/99                        5,900,000    6,030,902
8.875% due 05/15/00                          500,000      567,813
7.500% due 11/15/01                          500,000      551,093
6.375% due 08/15/02                        3,250,000    3,414,531


Total U.S. Treasury Notes
   (cost $18,398,484)                               $19,035,276
                                                      -----------
------------------------------------------------------------
MORTGAGE - BACKED SECURITIES - 17.68%
------------------------------------------------------------

                                          PRINCIPAL   VALUE
                                          ---------   -----
COLLATERALIZED MORTGAGE OBLIGATIONS
   - .76%
FHLMC (8.500% due 06/15/17)               $1,100,000  $ 1,103,509
                                                      -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION
   - 3.36%
8.000% due 10/01/96                          467,072      470,253
7.500% due 06/01/07                           67,593       68,777
5.470% due 11/15/07 <F1>                   1,000,000      993,500
9.500% due 10/01/08                          282,814      302,218
6.250% due 01/15/09                        1,181,675    1,160,606
8.250% due 03/01/12                          138,273      143,290
8.500% due 03/01/16                          134,793      140,300
7.500% due 07/01/17                           80,515       82,227
11.000% due 04/01/19                          82,858       91,869
11.000% due 11/01/19                         117,762      130,569
11.000% due 05/01/20                         292,010      323,819
11.000% due 06/01/20                         362,916      402,318
7.000% due 09/15/22                          596,485      583,141
                                                      -----------
                                                        4,892,887
                                                      -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
   - 10.82%
10.000% due 02/01/04                          11,005       11,683
9.500% due 09/01/05                          203,091      215,488
9.000% due 11/01/05                           74,056       78,348
7.500% due 02/25/06                        1,645,000    1,700,058
7.500% due 03/25/07                        1,200,000    1,248,612
8.000% due 05/01/07                          179,696      186,192
7.000% due 07/25/07                        1,500,000    1,551,810
6.000% due 12/01/08                          982,678      973,077
5.500% due 01/01/09                          997,437      971,942
6.000% due 03/01/09                        1,101,724    1,090,960
5.500% due 04/01/09                        1,012,760      986,712
9.500% due 12/25/18                          869,078      923,690

The accompanying notes are an integral part of the financial statements.

CAPITAL PORTFOLIO
------------------------------------------------------------
MORTGAGE - BACKED SECURITIES (continued)
------------------------------------------------------------

                                          PRINCIPAL   VALUE
                                          ---------   -----
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (continued)
8.500% due 03/01/19                       $   21,853  $    22,873
7.500% due 07/25/20                        1,000,000    1,023,330
8.000% due 07/25/20                        1,000,000    1,035,330
8.000% due 12/25/20                        1,500,000    1,558,380
4.980% due 10/25/21 <F1>                   1,000,000      939,770
6.344% due 05/25/22 <F1>                   1,241,593    1,245,467
                                                      -----------
                                                       15,763,722
                                                      -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -.67%
7.990% due 12/16/15                          126,397      128,310
9.000% due 11/15/16                          177,234      188,859
10.500% due 11/20/19                         442,564      485,590
9.000% due 12/15/19                          164,993      175,366
                                                      -----------
                                                          978,125
                                                      -----------
NON-GOVERNMENTAL AGENCY - 2.07%
GE Capital Mtg. Services, Inc.
 (6.000% due 08/25/09)                       600,150      569,020
Prudential Home Mortgage Securities
 (7.500% due 07/25/10)                       540,869      548,139
Merrill Lynch Mortgage Investors
 (7.000% due 09/15/17)                     2,000,000    1,897,500
                                                      -----------
                                                        3,014,659
                                                      -----------

Total Mortgage-Backed Securities
     (cost $25,055,728)                               $25,752,902
                                                      -----------

------------------------------------------------------------
CORPORATE BONDS AND NOTES - 6.41%
------------------------------------------------------------

                                          PRINCIPAL   VALUE
                                          ---------   -----

BANK & BANK HOLDING COMPANIES - .40%
Boatmens Bancshares, Inc. Sub. Note
 (9.250% due 11/01/01)                    $  260,000  $   300,093
Comerica Inc., Sub. Note
(9.750% due 05/01/99)                        250,000      277,649
                                                      -----------
                                                          577,742
                                                      -----------
CONGLOMERATES - .47%
Teledyne Corp.
 (10.000% due 06/01/04)                      151,000      152,125
Westinghouse Electric Corp. Deb.
 (8.875% due 06/01/01)                       500,000      521,642
                                                      -----------
                                                          673,767
                                                      -----------
FINANCIAL SERVICES - .81%

Pacific Gulf Properties, Inc.
   Sub. Convertible Deb.
   (8.375% due 02/15/01)                     750,000      693,750
The Helicon Group, L.P.
 (9.000% due 11/01/03)                       500,000      480,000
                                                      -----------
                                                        1,173,750
                                                      -----------
GAMING INDUSTRY - .18%
Circus Circus Enterprises, Inc.
 Senior Sub. Note
   (10.625% due 06/15/97)                    250,000      266,225
                                                      -----------
INSURANCE - .35%
The Penn Central Corp.
 (9.750% due 08/01/99)                       130,000      132,119
Reliance Financial Services Corp.
 Senior Note 9.480% due 11/01/00)            375,000      379,688
                                                      -----------
                                                          511,807
                                                      -----------
MISCELLANEOUS - .65%
Parisian Inc. Sub. Notes
 (9.875% due 07/15/03)                       500,000      420,000
Toll Corporation Sub. Note
 (10.500% due 03/15/02)                      500,000      525,625
                                                      -----------
                                                          945,625
                                                      -----------

The accompanying notes are an integral part of the financial statements.

CAPITAL PORTFOLIO
------------------------------------------------------------
CORPORATE BONDS AND NOTES (continued)
------------------------------------------------------------

                                          PRINCIPAL   VALUE
                                          ---------   -----
OIL & GAS EXPLORATION SERVICES - 1.63%
Columbia Gas Systems Inc. (5.22% PFD)     $    1,757  $    69,402
Maxus Energy Debentures
 (11.250% due 05/01/13)                      208,000      211,640
Rowan Companies, Inc. Senior Note
 (11.875% due 12/01/01)                      750,000      808,125
Tenneco Inc. (10.000% due 08/01/98)          700,000      770,265
Trans Texas Gas, Corp. Senior Notes
 (11.500% due 06/15/02)                      500,000      516,250
                                                      -----------
                                                        2,375,682
                                                      -----------
SAVINGS & LOAN - .10%
Golden West Financial Corp. Sub. Note
 (10.250% due 12/01/00)                      130,000      152,875
                                                      -----------

TELEPHONE & TELECOMMUNICATIONS - .12%
United Telecommunications, Inc. Note
 (9.750% due 04/01/00)                       156,000      176,981
                                                      -----------

UTILITIES - ELECTRIC- 1.70%
Connecticut Light & Power Co.
 1st Ref Mtg. (7.625% due 04/01/97)          691,000      702,083
El Paso Electric 1st Mtg.
 (6.750% due 05/01/98) <F2>                  500,000      515,000
New Orleans Public Service Inc.
 1st Mtg. Note (8.670% due 04/01/05)       1,200,000    1,257,514
                                                      -----------
                                                        2,474,597
                                                      -----------


Total Corporate Bond and Notes
(cost $9,098,447)                                     $ 9,329,051
                                                      -----------

------------------------------------------------------------
SHORT-TERM INVESTMENTS - 24.37%
------------------------------------------------------------

                                          PRINCIPAL   VALUE
                                          ---------   -----
COMMERCIAL PAPER - 19.85%
CBI Industries Incorporated
 (6.040% due 01/25/96)                    $2,000,000  $ 1,991,947
Circus Circus Enterprises Incorporated
 (6.000% due 01/10/96)                     2,000,000    1,997,000
Columbia Healthcare Corporation
 (6.030% due 01/09/96)                     1,000,000      998,667
Columbia Healthcare Corporation
 (6.000% due 02/02/96)                     1,000,000      994,667
Conagra Incorporation
 (6.030% due 01/16/96)                     2,000,000    1,994,975
Crown Cork & Seal Company
 (5.900% due 02/23/96)                   2,000,000    1,982,628
Illinois Power Fuel Company
 (5.990% due 01/26/96)                     2,000,000    1,991,681
Nabisco Incorporated
 (6.030% due 01/08/96)                     2,000,000    1,997,655
Niantic Bay Fuel Trust
 (6.000% due 01/02/96)                     2,000,000    1,999,667
 Penn Power & Light
 (6.020% due 01/04/96)                     2,000,000    1,998,997
Sprint Corp. (6.020% due 01/18/96)         2,000,000    1,994,314
Tele-Communications, Incorporated
 (6.120% due 02/09/96)                     1,000,000      993,370
Tele-Communications, Incorporated
 (6.100% due 02/14/96)                     1,000,000      992,544
Tyson Foods Incorporated
 (6.060% due 01/11/96)                   2,000,000    1,996,633
Union Oil Company of California
 (6.000% due 01/22/96)                     1,000,000      996,500
Union Oil Company of California
(5.930% due 02/09/96)                      1,000,000      993,576
White Consolidated Industries
 Incorporated (5.970% due 01/08/96)        1,000,000      998,839
Yellow Freight System Incorporated
 (6.010% due 01/22/96)                     2,000,000    1,992,988
                                                      -----------
                                                       28,906,648
                                                      -----------

The accompanying notes are an integral part of the financial statements.

CAPITAL PORTFOLIO
------------------------------------------------------------
SHORT-TERM INVESTMENTS (continued)
------------------------------------------------------------

                                          PRINCIPAL   VALUE
                                          ---------   -----

VARIABLE RATE DEMAND NOTES <F3> - 4.52%
General Mills, Incorporated
 (5.290% due 01/03/96)                    $2,065,990  $ 2,065,990
Pitney Bowes Credit Corporation
 (5.295% due 01/03/96)                     1,756,782    1,756,782
Sara Lee Corporation
(5.275% due 01/03/96)                      2,187,278    2,187,278
Southwestern Bell Telephone Company
 (5.275% due 01/03/96)                       142,711      142,711
Wisconsin Electric Power Company
 (5.337% due 01/03/96)                       421,858      421,858
                                                      -----------
                                                        6,574,619
                                                      -----------
Total Short-Term Investments
 (cost $35,481,267)                                   $35,481,267
                                                      -----------

TOTAL INVESTMENTS - 99.36%
 (cost $135,067,776)                                  $144,690,193 <F4>

OTHER ASSETS AND LIABILITIES - 0.64%                  $   932,315
                                                      -----------
TOTAL NET ASSETS - 100.00%                            $145,622,508
                                                      ===========


_______________
*Non-Income producing
(ADR) American Depository Receipt

<F1>
Interest rates vary periodically based on current market rates. Rates shown are as of December 31, 1995.
<F2>
Interest payments in default.
<F3>
Interest rates vary periodically based on current market rates. The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information shown is as of December 31, 1995.
<F4>
Gross unrealized appreciation and depreciation of securities at December 31, 1995 for financial reporting purposes was $12,049,175 and $2,426,758 respectively; tax amounts were substantially the same.

The accompanying notes are an integral part of the financial statements.

                  CARILLON FUND, INC.
                SCHEDULE OF INVESTMENTS
---------------------------------------------------------------
DECEMBER 31, 1995

BOND PORTFOLIO
---------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 31.43%
---------------------------------------------------------------

                                          PRINCIPAL   VALUE
                                          ---------   -----
U.S. TREASURY NOTES - 21.79%
6.000% due 10/15/99                       $4,000,000  $ 4,088,747
6.750% due 04/30/00                        2,000,000    2,105,000
7.750% due 02/15/01                        2,500,000    2,761,717
5.875% due 02/15/04                        2,000,000    2,040,624
7.500% due 02/15/05                        3,500,000    3,972,500
6.500% due 08/15/05                        1,000,000    1,065,312
                                                       ----------
                                                       16,033,900
                                                       ----------
U.S. TREASURY STRIPS - 5.45%
0.000% due 02/15/00                        3,250,000    2,611,569
0.000% due 08/15/02                        2,000,000    1,399,220
                                                       ----------
                                                        4,010,789
                                                       ----------
U.S. TREASURY BOND - 4.19%
6.250% due 08/15/23                        3,000,000    3,083,439
                                                       ----------

 Total U.S. Treasury Obiligations
 (cost $21,702,281)                                   $23,128,128
                                                       ----------

---------------------------------------------------------------
MORTGAGE - BACKED SECURITIES - 14.72%
---------------------------------------------------------------

                                          PRINCIPAL   VALUE
                                          ---------   -----
COLLATERALIZED MORTGAGE OBLIGATIONS
     - 3.57%
FNMA (9.500% due 12/25/18)                $  274,061  $   294,199
FHLMC (8.811% due 11/15/20)<F1>              850,536      943,924
FHLMC (8.250% due 12/15/20)                1,000,000    1,067,680
FNMA (5.804% due 12/25/23)<F1>               500,000      322,190
                                                       ----------
                                                        2,627,993
                                                       ----------
FEDERAL HOME LOAN MORTGAGE
   CORPORATION  - 3.50%
7.500% due 02/01/02                           65,841       67,343
9.500% due 04/01/05                          121,154      126,189
7.500% due 06/01/07                          148,765      151,370
11.000% due 05/01/10                          80,427       89,048
12.500% due 08/01/10                          23,966       27,044
8.000% due 11/01/16                           80,826       83,200
9.500% due 02/01/18                           77,227       81,547
6.500% due 07/01/23                          949,009      940,192
8.250% due 01/15/24                        1,000,000    1,011,630
                                                       ----------
                                                        2,577,563
                                                       ----------
FEDERAL NATIONAL MORTGAGE
    ASSOCIATION - 2.99%
12.000% due 04/01/00                          85,644       91,879
9.000% due 08/01/01                           59,317       62,394
8.500% due 01/01/02                           72,957       76,012
10.500% due 06/01/04                          26,261       27,870
10.500% due 05/01/05                         217,116      230,414
6.500% due 06/01/08                        1,355,660    1,363,495
8.000% due 08/01/17                          332,276      344,010
                                                       ----------
                                                        2,196,074
                                                       ----------

The accompanying notes are an integral part of the financial statments.

BOND PORTFOLIO
---------------------------------------------------------------
MORTGAGE - BACKED SECURITIES (continued)
---------------------------------------------------------------

                                          PRINCIPAL   VALUE
                                          ---------   -----
GOVERNMENT NATIONAL MORTGAGE
   ASSOCIATION - .34%
11.000% due 03/15/10                      $   63,528  $    70,913
11.250% due 09/15/13                          51,651       57,979
10.750% due 02/15/16                           8,635        9,564
9.000% due 05/15/20                          107,121      113,448
                                                       ----------
                                                          251,904
                                                       ----------
NON-GOVERNMENTAL AGENCY - 4.32%
Securitized Asset Sales, Inc.
  (6.500% due 07/25/08)                      323,178      309,543
CMC2 Securities Inc.
 (0.000% due 12/25/08)                       441,484      320,906
Country Wide Mortgage-Backed
   Securities, Inc.
 (6.000% due 03/01/09)                       923,433      864,564
Capstead Mortgage Securities Corp.
 (10.950% due 02/01/14)                      271,628      295,436
Greenwich Capital Acceptance
  (7.527% due 08/25/24)<F1>                  989,978      890,980
Residential Funding Mortgage
  Securities, Inc.
  (7.125% due 11/25/25)                      487,366      495,071
                                                       ----------
                                                        3,176,500
                                                       ----------
Total Mortgage-Backed Securities
  (cost $10,529,312)                                  $10,830,034
                                                       ----------

---------------------------------------------------------------
CORPORATE BONDS AND NOTES - 48.56%
---------------------------------------------------------------

                                          PRINCIPAL   VALUE
                                          ---------   -----
BANK & BANK HOLDING COMPANIES - 2.24%
Comerica Inc. Sub Capital
 (9.750% due 05/01/99)                    $  500,000  $   555,297
Nationsbank Corp. Sub
Notes (7.625% due 04/15/05)                1,000,000    1,094,780
                                                       ----------
                                                        1,650,077
                                                       ----------
BROADCASTING / CABLE - 4.24%
Adelphia Communications Series B PIK
 (9.500% due 02/15/04)                       573,925      487,836
CF Cable TV Inc.  Notes
  (9.125% due 07/15/07)                    1,000,000    1,027,500
Jones Intercable, Inc.
  (9.625% due 03/15/02)                      500,000      536,875
Time Warner Inc. (0.000% due 08/15/06)     1,000,000    1,069,486
                                                       ----------
                                                        3,121,697
                                                       ----------
CONGLOMERATES - 1.36%
Figgie International Inc. Notes
 (9.875% due 10/01/99)                     1,000,000      997,500
                                                       ----------
CONSUMER PRODUCTS - 3.88%
First Brands Corp. Senior Sub Notes
 (9.125% due 04/01/99)                       500,000      515,000
Hasbro Inc.  Convertible Deb.
 (6.000% due 11/15/98)                       500,000      548,125
Nabisco Inc. Deb.
 (7.550% due 06/15/15)<F1>                 1,000,000    1,048,124
Revlon Consumer Products Corp.
  Senior Sec. Notes
  (0.000% due 03/15/98)                    1,000,000      740,000
                                                       ----------
                                                        2,851,249
                                                       ----------
FINANCE COMPANIES - .71%
GMAC Senior Notes (7.000% due 03/01/00)      500,000      519,690
                                                       ----------

FOOD, BEVERAGE, & TOBACCO - .66%
RJR Nabisco, Inc. Capital Corporation
  (7.625% due 09/15/03)                      500,000      484,283
                                                       ----------
FOREIGN - 1.37%
Quebec Province CDA Deb.
  (7.125% due 02/09/24)                    1,000,000    1,007,950
                                                       ----------

The accompanying notes are an integral part of the financial statments.

BOND PORTFOLIO
---------------------------------------------------------------
CORPORATE BONDS AND NOTES (continued)
---------------------------------------------------------------

                                          PRINCIPAL   VALUE
                                          ---------   -----
GAMING INDUSTRY - 6.41%
Boomtown, Inc. 1st Mtg.
 (11.500% due 11/01/03)                   $1,000,000  $   835,000
Casino America, Inc.
 (11.500% due 11/15/01)                    1,000,000      932,500
Circus Circus Enterprises, Inc.
  Senior Notes
 (6.750% due 07/15/03)                     1,000,000    1,010,359
Empress River Casino Finance Corp.
  Senior Notes
 (10.750% due 04/01/02)                    1,000,000    1,020,000
Hollywood Casino Corp.
 Senior Notes (12.750% due 11/01/03)       1,000,000      915,000
ITT Corporation  (6.750% due 11/15/05)     1,000,000    1,023,118
                                                       ----------
                                                        5,735,977
                                                       ----------
HEALTH CARE - 3.60%
Columbia / HCA Healthcare Corp.
 (7.690% due 06/15/25)                       500,000      551,687
Foundation Health Corp. Notes
 (7.750% due 06/01/03)                       500,000      526,528
Tenet Healthcare Corp.
 (10.125% due 03/01/05)                      500,000      553,750
Universal Health Services Senior Notes
 (8.750% due 08/15/05)                     1,000,000    1,020,000
                                                       ----------
                                                        2,651,965
                                                       ----------
INDUSTRIAL POWER PRODUCTION - .90%
Calpine Corp. Senior Note
 (9.250% due 02/01/04)                       750,000      660,000
                                                       ----------

INSURANCE - 6.01%
Berkley (W.R.) Corp. Deb.
 (9.875% due 05/15/08)                       500,000      627,651
Home Holdings, Inc. Senior Notes
 (7.750% due 12/15/98)                     1,000,000      897,500
Leucadia National Corp. Senior Sub.
 (8.250% due 06/15/05)                     1,000,000    1,056,682
Leucadia National Corp.
 (10.375% due 06/15/02)                    1,000,000    1,081,851
The Penn Central Corp.
 (9.750% due 08/01/99)                       500,000      508,149
Reliance Group Holdings, Inc.
 (9.480% due 11/01/00)<F1>                   245,000      248,063
                                                       ----------
                                                        4,419,896
                                                       ----------
MANUFACTURING - 2.67%
International Wire Group Inc.
  (11.750% due 06/01/05)                     500,000      475,000
Terex Corp. Senior Sec. Note
 (13.750% due 05/15/02)                    1,000,000      887,500
UCAR Global Enterprises Inc.
 (12.000% due 01/15/05)                      530,000      602,875
                                                       ----------
                                                        1,965,375
                                                       ----------
OIL & GAS - PETROLEUM REFINING - 2.38%
Coastal Corp. Senior Notes
  (9.750% due 08/01/03)                    1,000,000    1,193,097
Penzoil Company Note
 (9.625% due 11/15/99)                       500,000      560,130
                                                       ----------
                                                        1,753,227
                                                       ----------
OIL & GAS
- FIELD EXPLORATION SERVICES - 5.34%
Mesa Incorporated
 (12.750% due 06/30/96)                      243,000      216,270
Mitchell Energy Development Corp.
 Senior Note
 (6.750% due 02/15/04)                       750,000      759,744
PDV America, Inc. Senior Note
 (7.750% due 08/01/00)                     1,000,000      970,000
Triton Incorporated Senior Sub. Note
 (0.000% due 11/01/97)                     1,000,000      862,500
Union Texas Petroleum
 (8.375% due 03/15/05)                     1,000,000    1,122,970
                                                       ----------
                                                        3,931,484
                                                       ----------
PAPER & FOREST PRODUCTS - .73%
Westvaco Corp. (10.300% due 01/15/19)        500,000      533,693
                                                       ----------
RETAIL - FOOD - .56%
Great American Cookie Company
 (10.875% due 01/15/01)                      500,000      415,000
                                                       ----------

RETAIL - GENERAL - 1.49%
Hook - SuperX Inc.
 (10.125% due 06/01/02)                    1,000,000    1,094,960
                                                       ----------

The accompanying notes are an integral part of the financial statments.

BOND PORTFOLIO
---------------------------------------------------------------
CORPORATE BONDS AND NOTES (continued)
---------------------------------------------------------------

                                          PRINCIPAL   VALUE
                                          ---------   -----
SAVINGS & LOANS - 1.09%
Western Financial Savings Bank Deb.
 (8.500% due 07/01/03)                    $  750,000  $   803,457
                                                       ----------
TRANSPORTATION - 1.53%
NWA Trust Senior Notes - Class B
 (10.230% due 06/21/14)<F1>                  975,384    1,127,837
                                                       ----------


Total Corporate Bonds & Notes
 (cost $34,480,965)                                   $35,725,317
                                                       ----------

---------------------------------------------------------------
COMMON STOCKS - .09%
---------------------------------------------------------------

                                          SHARES      VALUE
                                          ------      -----
OIL & GAS - DOMESTIC - .03%
Mesa Incorproated*                           6,417    $  24,064
                                                       ----------
TRAVEL & RECREATION - .06%
Host Marriot*                                  752        9,964
Marriott International                         752       28,764
                                                       ----------
                                                         38,728
                                                       ----------

 Total Common Stocks (cost $62,998)                   $  62,792
                                                       ----------

-------------------------------------------------------------
WARRANTS - .02%
-------------------------------------------------------------


                                          SHARES      VALUE
                                          ------      -----
GAMING INDUSTRY - .01%
Boomtown Incorporated Warrants               1,000    $    1,000
Hemmeter Enterprises Warrants                6,000         9,000
                                                       ----------
                                                          10,000
                                                       ----------
RETAIL - FOOD - .01%
Great American Cookie Warrants                  90         2,250
                                                       ----------
 Total Warrants (cost $28,050)                         $  12,250
                                                       ----------

---------------------------------------------------------------
PREFERRED STOCKS - 1.22%
---------------------------------------------------------------

                                          SHARES      VALUE
                                          ------      -----
PACKAGING - 1.22%
Earthshell Container Corporation
        Series A
 Cumulative Senior Convertible 8%<F2>       500       $  900,000
                                                       ----------
 Total Preferred Stocks (cost $500,000)               $  900,000
                                                       ----------


The accompanying notes are an integral part of the financial statments.

BOND PORTFOLIO
---------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.16%
---------------------------------------------------------------

                                          PRINCIPAL   VALUE
                                          ---------   -----
VARIABLE RATE DEMAND NOTES<F3> - 2.16%
General Mills, Incorporated
 (5.2909% due 01/03/96)                   $  562,987  $   562,987
Pitney Bowes Credit Corporation
 (5.295% due 01/03/96)                        88,438       88,438
Sara Lee Corporation
(5.275% due 01/03/96)                        573,324      573,324
Southwestern Bell Telephone Company
 (5.275% due 01/03/96)                        32,607       32,607
Wisconsin Electric Power Company
 (5.337% due 01/03/96)                       330,833      330,833
                                                       ----------
                                                        1,588,189
                                                       ----------

 Total Short-Term Investments
 (cost $1,588,189)                                    $ 1,588,189
                                                       ----------
TOTAL INVESTMENTS - 98.20%
 (cost $68,891,795)                                   $72,246,710 <F4>

OTHER ASSETS AND LIABILITIES - 1.80%                  $ 1,320,989
                                                       ----------

TOTAL NET ASSETS - 100.00%                            $73,567,699
                                                      ===========


_____________
*Non-income Producing
(PIK) Payment in Kind

<F1>
Interest rates vary periodically based on current market rates. Rates shown are as of December 31, 1995.
<F2>
144 A - Privately placed security traded among qualified institutional buyers.
<F3>
Interest rates vary periodically based on current market rates.  The maturity
shown for each variable rate demand note is the   later of the next scheduled
interest rate adjustment date or the date on which principal can be recovered through demand. Information shown is as of December 31, 1995.
<F4>
Gross unrealized appreciation and depreciation of securities at December 31, 1995 for financial reporting purposes was $4,048,528 and $693,613 respectively; tax amounts were substantially the same.

The accompanying notes are an integral part of the financial statments.

                   CARILLON FUND, INC.
         STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------
DECEMBER 31, 1995

                                Equity        Capital       Bond
                                Portfolio     Portfolio     Portfolio
                                ---------     ---------     ---------
ASSETS
Investments in securities,
 at value (cost $175,920,205;   $218,835,319  $144,690,193  $72,246,710
 $135,067,776; $68,891,795)
Receivables:
 Shares sold                         613,564       346,931      200,974
 Interest and dividends              500,951       974,672    1,239,833
Prepaid expenses                       4,007         9,131        2,529
                                ------------  ------------  -----------
                                 219,953,841   146,020,927   73,690,046
                                ------------  ------------  -----------
LIABILITIES
Investment securities
   purchased                         242,864        ---          ---
Investment advisory fees             105,836        83,450       29,747
Custodial and portfolio
   accounting fees                     5,550         6,824        5,817
Professional fees                      9,055         7,919        7,643
Deferred compensation
   for directors                      ---           ---          78,097
Bank overdraft                        26,250       299,101      ---
Other accrued expenses                 1,039         1,125        1,043
                                ------------  ------------  -----------
                                     390,594       398,419      122,347
                                ------------  ------------  -----------
NET ASSETS
Paid-in capital                  166,237,225   133,657,394   70,344,243
Undistributed net
   investment income                 448,232       369,776      573,990
Accumulated net realized
   gain/(loss)                     9,962,676     1,972,921     (705,449)
Net unrealized appreciation       42,915,114     9,622,417    3,354,915

                                $219,563,247  $145,622,508  $73,567,699
                                ============  ============  ===========

Shares authorized
   ($.10 par value)               20,000,000    15,000,000   10,000,000
                                ============  ============  ===========

Shares outstanding                13,271,036    10,615,444    6,646,535
                                ============  ============  ===========

Net asset value,
 offering and redemption price
 per share (Net assets/shares
 outstanding)                   $      16.54  $      13.72  $      1.07

                                ============  ============  ===========

The accompanying notes are an integral part of the financial statements.

                 CARILLON FUND, INC.
              STATEMENTS OF OPERATIONS
-----------------------------------------------------------
YEAR ENDED DECEMBER 31, 1995

                                Equity       Capital      Bond
                                Portfolio    Portfolio    Portfolio
                                ---------    ---------    ---------
INVESTMENT INCOME
Interest                        $ 1,334,466  $ 6,396,152  $ 5,599,409
Dividends (net of foreign
  withholding taxes of
  $77,205; $35,722; $0)           3,125,590    1,327,680          211
                                -----------  -----------  -----------

                                  4,460,056    7,723,832    5,599,620
                                -----------  -----------  -----------
EXPENSES
Investment advisory fees          1,108,596      913,378      314,237
Custodial fees and expenses          42,765       26,602       19,216
Portfolio accounting fees            32,383       42,247       37,387
Professional fees                     9,683       10,278        9,724
Directors' fees                      13,981       13,982       13,981
Transfer agent fees                   5,766        5,760        5,778
Registration and filing fees          5,560        4,666        5,650
Other                                11,247       10,099        9,074
                                -----------  -----------  -----------
                                  1,229,981    1,027,012      415,047
                                -----------  -----------  -----------

NET INVESTMENT INCOME             3,230,075    6,696,820    5,184,573
                                -----------  -----------  -----------
REALIZED AND UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS
Net realized gain/loss)
  on investments                  9,962,775    1,973,190     (162,632)
Net change in unrealized
  appreciation/depreciation
  of investments                 31,418,181    8,952,302    6,104,034
                                -----------  -----------  -----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS            41,380,956   10,925,492    5,941,402
                                -----------  -----------  -----------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS               $44,611,031  $17,622,312  $11,125,975
                                ===========  ===========  ===========


The accompanying notes are an integral part of the financial statements.

             CARILLON FUND, INC.
      STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------

                                         Equity Portfolio

                                   For the Year Ended December 31,
                                   -------------------------------
                                   1995             1994
                                   ----             ----
OPERATIONS
Net investment income              $  3,230,075     $  2,179,435
Net realized gain on investments      9,962,775       12,644,565
Net change in  unrealized
 appreciation/(depreciation)
 of investments                      31,418,181      (10,119,382)
                                   ------------     ------------
                                     44,611,031        4,704,618
                                   ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                (3,023,061)      (2,008,382)
Net realized gain on investments    (12,644,665)      (5,834,819)
                                   ------------     ------------
                                    (15,667,726)      (7,843,201)
                                   ------------     ------------

FUND SHARE TRANSACTIONS
Proceeds from shares sold            29,948,214       24,726,975
Net asset value of shares
 issued to shareholders
 in reinvestment of dividends
 and distributions                   15,667,726        7,843,201
Payments for shares redeemed        (12,692,274)      (9,973,908)
                                   ------------     ------------
                                     32,923,666       22,596,268
                                   ------------     ------------

NET INCREASE IN NET ASSETS           61,866,971       19,457,685

NET ASSETS
Beginning of year                   157,696,276      138,238,591
                                   ------------     ------------
End of year (including
 undistributed net investment
 income of $448,232 in 1995
 and $241,218 in 1994)             $219,563,247     $157,696,276
                                   ============     ============


FUND SHARE TRANSACTIONS:
Sold                                  1,968,821        1,706,967
Issued in reinvestment of
  dividends and distributions         1,111,633          535,871
Redeemed                               (837,546)        (693,517)
                                   ------------     ------------

Net increase from
 fund share transactions              2,242,908        1,549,321
                                   ============     ============

The accompanying notes are an integral part of the financial statements.

               CARILLON FUND, INC.
      STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------

                                            Capital Portfolio

                                    For the Year Ended December 31,
                                    -------------------------------
                                    1995             1994
                                    ----             ----
OPERATIONS
Net investment income               $  6,696,820     $  4,674,137
Net realized gain on investments       1,973,190        5,500,010
Net unrealized appreciation/
 (depreciation) of investments         8,952,302       (9,024,428)
                                    ------------     ------------
                                      17,622,312        1,149,719
                                    ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                 (6,389,872)      (4,389,579)
Net realized gain on investments      (5,716,244)      (1,768,494)
                                    ------------     ------------
                                     (12,106,116)      (6,158,073)
                                    ------------     ------------
FUND SHARE TRANSACTIONS
Proceeds from shares sold             21,179,705       25,455,114
Net asset value of shares
 issued to shareholders
 in reinvestment of dividends
 and distributions                    12,106,115        6,158,073
Payments for shares redeemed         (12,442,444)      (7,358,153)
                                    ------------     ------------
                                      20,843,376       24,255,034
                                    ------------     ------------

NET INCREASE IN NET ASSETS            26,359,572       19,246,680

NET ASSETS
Beginning of year                    119,262,936      100,016,256
End of year
 (including undistributed
  net investment income of
  $369,776 in 1995 and
  $278,793 in 1994)                 $145,622,508     $119,262,936
                                    ============     ============

FUND SHARE TRANSACTIONS:
Sold                                   1,579,714        1,885,321
Issued in reinvestment of
 dividends and distributions             922,915          458,326
 Redeemed                               (928,220)        (547,407)
                                    ------------     ------------
Net increase from fund
 share transactions                    1,574,409        1,796,240
                                    ============     ============


The accompanying notes are an integral part of the financial statements.

               CARILLON FUND, INC.
       STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------

                                           Bond Portfolio

                                    For the Year Ended December 31,
                                    -------------------------------
                                    1995              1994
                                    ----              ----
OPERATIONS
Net investment income               $ 5,184,573       $ 3,971,668
Net realized (loss) on investments     (162,632)         (305,057)
Net unrealized appreciation/
(depreciation) of investments         6,104,034        (4,551,099)
                                    -----------       -----------
                                     11,125,975          (884,488)
                                    -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                (5,049,814)       (4,072,051)
Net realized gain on investments       ---             (1,473,887)
                                    -----------       -----------
                                     (5,049,814)       (5,545,938)
                                    -----------       -----------

FUND SHARE TRANSACTIONS
Proceeds from shares sold            12,251,770        12,029,310
Net asset value of shares
  issued to shareholders
  in reinvestment of dividends
  and distributions                   5,049,814         5,545,938
Payments for shares redeemed         (5,739,318)       (9,343,895)
                                    -----------       -----------
                                     11,562,266         8,231,353
                                    -----------       -----------
NET INCREASE IN NET ASSETS           17,638,427         1,800,927


NET ASSETS
Beginning of year                    55,929,272        54,128,345
                                    -----------       -----------
End of year (including
  undistributed net investment
  income of $573,990 in 1995
  and $201,471 in 1994)             $73,567,699       $55,929,272
                                    ===========       ===========


FUND SHARE TRANSACTIONS:
Sold                                  1,141,491         1,136,443
Issued in reinvestment of
  dividends and distributions           469,937           532,039
Redeemed                               (538,145)         (886,187)
                                    -----------       -----------
Net increase from
  share transactions                  1,073,283           782,295
                                    ===========       ===========

The accompanying notes are an integral part of the financial statements.

                     CARILLON FUND, INC.
               NOTES TO FINANCIAL STATEMENTS
---------------------------------------------------------------
DECEMBER 31, 1995

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The shares of the Fund are sold only to The Union Central Life Insurance Company (Union Central) and its separate accounts to fund the benefits under certain variable insurance products. The Fund's shares are offered in four different series - Equity Portfolio, Capital Portfolio, Bond Portfolio, and S&P 500 Index Portfolio. The Equity Portfolio seeks long-term appreciation of capital by investing primarily in common stocks and other equity securities. The Capital Portfolio seeks the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments, and money market instruments. The Bond Portfolio seeks a high level of current income as is consistent with reasonable investment risk by investing primarily in long-term, fixed-income, investment-grade corporate bonds. The financial statements for the S&P 500 Index Portfolio are presented separately.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation - Securities held by the Equity, Capital, and Bond Portfolios, except for money market instruments maturing in 60 days or less, are valued as follows: Securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Money market instruments with a remaining maturity of 60 days or less held by the Equity, Capital, and Bond Portfolios are valued at amortized cost which approximates market.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Accretion of market discounts are deferred until sale. Accretion of original issue discounts are recognized currently. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes. The cost of investments is substantially the same for financial reporting and tax purposes.

Federal taxes - It is the intent of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains. Regulated investment companies owned by the segregated asset accounts of a life insurance company, held in connection with variable annuity contracts, are exempt from excise tax on undistributed income. Therefore, no provision for income or excise taxes has been recorded. The Bond Portfolio has a capital loss carryforward for tax purposes of $704,492 at December 31, 1995, of which $446,614 expires in 2002, and $257,878 expires in 2003.

Dividends and capital gains distributions - Dividends from net investment income in the Equity, Capital and Bond Portfolios are declared and paid quarterly. Net realized capital gains are distributed periodically, no less frequently than annually. Dividends from net investment income and capital gains distributions are recorded on the ex-dividend date. All dividends and distributions are reinvested in additional shares of the respective Portfolio at the net asset value per share.

The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

Expenses - Allocable expenses of the Fund are charged to each Portfolio based on the ratio of the net assets of each Portfolio to the combined net assets of the Fund. Nonallocable expenses are charged to each Portfolio based on specific identification.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

Investment advisory fees - The Fund pays investment advisory fees to Carillon Advisers, Inc. (the Adviser), under terms of an Investment Advisory Agreement (the Agreement). Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

     (a)  for the Equity Portfolio - .65% of the first
$50,000,000, .60% of the next $100,000,000, and .50% of all over
$150,000,000 of the current net asset value:

     (b)  for Capital Portfolio - .75% of the first $50,000,000,
 .65% of the next $100,000,000, and .50% of all over $150,000,000 of the current net asset value.

     (c)  for the Bond Portfolio - .50% of the first
$50,000,000, .45% of the next $100,000,000, and .40% of all over
$150,000,000 of the current net asset value.

The Agreement provides that if the total operating expenses of the Fund, exclusive of the advisory fee and certain other expenses as described in the Agreement, for any fiscal quarter exceed an annual rate of 1% of the average daily net assets of the Fund, the Adviser will reimburse the Fund for such excess, up to the amount of the advisory fee for that year. Such amount, if any, will be calculated daily and credited on a monthly basis. No such reimbursements were required for the periods presented in the financial statements.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .20% of the Fund's average net assets. The fee is borne by the Adviser, not the Fund.

Carillon Advisers, Inc. and Carillon Investments, Inc. are wholly-owned subsidiaries of Union Central.

Directors' fees - Each director who is not affiliated with the Adviser receives fees from the Fund for service as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director's deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Scudder Money Market Fund.


NOTE 3 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of securities for the year ended December
31, 1995, excluding short-term obligations, follow:

                                 Equity       Capital      Bond
                                 Portfolio    Portfolio    Portfolio
                                 ---------    ---------    ---------
Total Cost of Purchases of:
  Common Stocks                  $81,844,932  $30,431,474  $ -----
  U.S. Government Securities       -----       16,949,124   23,228,059
  Corporate Bonds                  -----        7,156,718   57,777,602
                                 -----------  -----------  -----------
                                 $81,844,932  $54,537,316  $81,005,661
                                 ===========  ===========  ===========


Total Proceeds from Sales of:
  Common Stocks                  $56,668,208  $14,222,567  $  -----
  U.S. Government Securities       -----       23,511,177   23,527,665
  Corporate Bonds                  -----        7,440,376   44,784,519
                                 -----------  -----------  -----------
                                 $56,668,208  $45,174,120  $68,312,184
                                 ===========  ===========  ===========




NOTE 4 -FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.

                                        Equity Portfolio
                                      Year Ended December 31,
                                ---------------------------------


                             1995      1994      1993      1992      1991
Net Asset Value,
Beginning of Year            $ 14.30   $ 14.58   $ 13.74    $ 12.60   $  8.81

Investment Activities:
Net investment income           .24      .20        .16        .19      .20<F1>

Net realized and
unrealized gains/
 (losses)                      3.36      .31       1.69       1.27      3.79
                             --------  --------  --------  --------  --------
Total from Investment
 Operations                    3.60      .51       1.85       1.46      3.99
                             --------  --------  --------  --------  --------
Distributions:
Net investment income         (.23)      (.19)     (.16)      (.19)      (.20)
Net realized gains           (1.13)      (.60)     (.85)      (.13)       ---

                             --------  --------  --------  --------  --------
Total Distributions          (1.36)      (.79)    (1.01)      (.32)      (.20)
                             --------  --------  --------  --------  --------
Net Asset Value,
End of Year                  $ 16.54   $ 14.30   $ 14.58   $ 13.74    $12.60
                             ========  ========  ========  ========  ========

Total Return                  26.96%     3.42%     14.11%   11.78%    45.55%

Ratios/Supplemental Data:
------------------------
Ratio of Expenses to
Average Net Assets              .66%      .69%       .70%     .72%     .75%<F1>

Ratio of Net Investment
Income to Average
Net Assets                     1.73%     1.45%      1.18%     1.47%   1.79%<F1>
Portfolio Turnover Rate       34.33%    40.33%     37.93%    46.75%     55.17%

Net Assets,
 End of Year (000's)         $219,563  $157,696  $138,239  $102,306  $79,352

<F1>
Net of expenses waived by the Adviser of $.002 per share.

Computed on the basis of a share of capital stock outstanding throughout the year.

                                         Capital Portfolio

                                      Year Ended December 31,
                                      ----------------------

                             1995      1994      1993      1992      1991
Net Asset Value,
Beginning of Year            $ 13.19   $ 13.81   $ 12.99   $ 12.82   $ 10.57

Investment Activities:
Net investment income           .64        .52      .43      .42        .47
Net realized and
unrealized gains/(losses)      1.15       (.39)    1.17      .56       2.25
                             -------   -------   -------   -------   -------
Total from Investment
 Operations                    1.79        .13     1.60      .98       2.72
                             -------   -------   -------   -------   -------
Distributions:
Net investment income          (.64)      (.52)    (.42)    (.42)      (.47)
Net realized gains             (.62)      (.23)    (.36)    (.39)      ---
                             -------   -------   -------   -------   -------
Total Distributions           (1.26)      (.75)     (.78)    (.81)      (.47)
                             -------   -------   -------   -------   -------
Net Asset Value,
End of Year                  $ 13.72   $ 13.19   $ 13.81   $ 12.99   $ 12.82
                             =======   =======   =======   =======   =======

Total Return                  14.28%      .94%    12.72%     7.93%    26.10%

Ratios/Supplemental Data:
------------------------
Ratio of Expenses to
Average Net Assets             .77%       .80%     .82%      .88%     .95%

Ratio of Net
Investment Income to
Average Net Assets            4.99%     4.25%     3.31%     3.49%     4.05%

Portfolio Turnover Rate      43.83%    41.89%    32.42%    39.74%    47.93%

Net Assets,
End of Year (000's)          $145,623  $119,263  $100,016  $68,674   $41,844


Computed on the basis of a share of capital stock outstanding throughout the year.

                                          Bond Portfolio

                                        Year Ended December 31,
                                        -----------------------
                             1995      1994      1993      1992      1991
Net Asset Value,
Beginning of Year            $10.04    $11.30    $10.91    $10.96    $10.10
                             -------   -------   -------   -------   -------

Investment Activities:
Net investment income          .88       .77       .73       .82        .86
Net realized and
unrealized gains/(losses)      .98      (.95)      .54      (.01)       .87
                             -------   -------   -------   -------   -------
Total from Investment
 Operations                    1.86      (.18)     1.27       .81       1.73
                             -------   -------   -------   -------   -------

Distributions:
Net investment income         (.83)      (.78)     (.73)     (.82)     (.87)
                             -------   -------   -------   -------   -------
Net realized gains             ---       (.30)     (.15)     (.04)       ---

                             -------   -------   -------   -------   -------
Total Distributions           (.83)     (1.08)     (.88)     (.86)      (.87)

                             -------   -------   -------   -------   -------

Net Asset Value,
End of Year                  $ 11.07   $ 10.04   $ 11.30   $ 10.91   $ 10.96
                             =======   =======   =======   =======   =======

Total Return                  19.03%    (1.63%)   11.94%    7.65%     17.89%

Ratios/Supplemental Data:
------------------------
Ratio of Expenses to
Average Net Assets             .65%      .68%     .66%      .69%        .73%

Ratio of Net Investment
Income to Average
 Net Assets                   7.43%     7.21%     6.65%     7.59%      8.27%

Portfolio Turnover Rate      111.01%    70.27%   137.46%    40.91%     39.82%

Net Assets,
End of Year (000's)          $73,568   $55,929   $54,128   $38,557   $31,009


                Independent Auditor's Report
==================================================
To the Board of Trustees and Shareholders of Carillon Fund, Inc.

We have audited the accompanying statements of assets and liabilities of the Equity Portfolio, the Capital Portfolio, and the Bond Portfolio of Carillon Fund, Inc., (the "Fund"), including the schedules of investments, as of December 31, 1995, the related statements of operations, and the statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights ("financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for the other years presented and the statements of changes in net assets for the year ended December 31, 1994 were audited by other auditors whose report, dated February 6, 1995, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements as of December 31, 1995, present fairly, in all material respects, the financial position of the Fund, as of December 31, 1995, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Dayton, Ohio
February 2, 1996

          S&P 500 INDEX PORTFOLIO
          STATEMENT OF NET ASSETS
--------------------------------------------------
December 31, 1995

ASSETS
Investment in securities, at value:
$300,000 United States Treasury Bill
due September 9, 1996
(Amortized cost $289,225)                       $   289,225

Variation margin receivable on 1
Standard & Poor's 500 Index Futures Contract
(Strike price 624.10 expiring June 1996)                 25
Cash                                                 15,898
                                                -----------
               Total Assets                         305,148
                                                -----------


LIABILITIES                                         -----


NET ASSETS
Paid-in capital                                     305,000
Undistributed net investment income                     123
Net unrealized appreciation
on futures contract                                      25

                                                $   305,148
                                                ===========


Shares authorized ($.10 par value)               10,000,000
                                                ===========
Shares outstanding                                   30,500
                                                ===========
Net asset value, offering and
redemption price per share
(Net assets / shares outstanding)               $     10.00
                                                ===========

The accompanying notes are an integral part of the financial statements.

           S&P 500 INDEX PORTFOLIO
           STATEMENT OF OPERATIONS
------------------------------------------------

                         For the Period From December 29, 1995
                                   to December 31, 1995

INVESTMENT INCOME
   Interest                               $    123

EXPENSES                                     ----
                                          --------


NET INVESTMENT INCOME                          123
                                          --------

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS
Net change in unrealized appreciation
 on futures contract                           25
                                          --------

NET INCREASE IN NET ASSETS
 FROM OPERATIONS                          $    148
                                          ========


The accompanying notes are an integral part of the financial statements.

               S&P 500 INDEX PORTFOLIO
         STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------

                           For the Period From December 29, 1995
                                    to December 31, 1995

OPERATIONS
Net investment income                   $    123
Net change in unrealized
 appreciation on futures contract             25
                                        --------
                                             148
                                        --------

FUND SHARE TRANSACTIONS
Proceeds from shares sold                305,000
Net asset value of share issued
 to shareholders in reinvestment
 of dividends and distributions           -----
   Payments for shares redeemed           -----
                                        --------

                                         305,000
                                        --------

NET INCREASE IN NET ASSETS               305,148

NET ASSETS
Beginning of period                       -----
                                        --------

End of period
 (including undistributed
 net investment income of $123)         $305,148
                                        ========

FUND SHARE TRANSACTIONS:
Sold                                      30,500
Issued in reinvestment of
 dividends and distributions               ----
   Redeemed                                ----
                                        --------

Net increase from fund share
 transactions                             30,500
                                        ========

The accompanying notes are an integral part of the financial statements.

                 S&P 500 INDEX PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------
December 31, 1995

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

The S&P 500 Index Portfolio (Index) is a series of Carillon Fund, Inc. (the Fund), a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The shares of Index are sold only to The Union Central Life Insurance Company (Union Central) and its separate accounts to fund benefits under certain variable insurance products. Index seeks investment results that correspond to the total return performance of U.S. commons stocks, as represented in the Standard & Poors 500 Index. Index commenced operations on December 29, 1995.

The Funds shares are offered in four different series - Equity
Portfolio, Capital Portfolio, Bond Portfolio, and the S&P 500
Index Portfolio. The financial statements for the Equity Capital and Bond Portfolios are presented separately.

Securities valuation - Securities, except for money market instruments maturing in 60 days or less, are valued as follows:
Securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Money market instruments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes. The cost of investments is substantially the same for financial reporting and tax purposes.

Federal taxes - It is the intent of Index to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains. Regulated investment companies owned by the segregated asset accounts of a life insurance e company, held in connection with variable annuity contracts, are exempt from excise tax on undistributed income. Therefore, no provision for income or excise taxes has been recorded.

Dividends and capital gains distributions - Dividends from net investment income are declared and paid quarterly. Net realized capital gains are distributed periodically, no less frequently than annually. Dividends from net investment income and capital gains distributions are recorded on the ex-dividend date. All dividends and distributions are reinvested in additional shares of the respective Portfolio at the net asset value per share.

The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital

Expenses - Allocable expenses of the Fund are charged to each Portfolio based on the ratio of the net assets of each Portfolio to the combined net assets of the Fund. Nonallocable expenses are charged to each Portfolio based on specific identification.





NOTE 2 - TRANSACTIONS WITH AFFILIATES

Investment advisory fees - Index pays investment advisory fees to Carillon Advisers, Inc. (the Adviser), under terms of an Investment Advisory Agreement (the Agreement). Certain officers and directors of the Adviser are affiliated with Index. Index pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed on a daily basis, at an annual rate of 0.30% of the current net asset value. The Agreement provides that the Adviser will limit the operating expenses of Index, other than the advisory fee, to an annual rate of 0.30% of the average daily net assets. The Adviser will reimburse Index for expenses exceeding this rate. No such reimbursements were required for the period presented in the financial statements.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .05% of the Funds average net assets. The fee is borne by the Adviser, not the Fund.

Carillon Advisers, Inc. and Carillon Investments, Inc. are wholly-owned subsidiaries of Union Central.

Directors fees - Each director who is not affiliated with the Adviser receives fees from the Fund for service as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each directors deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Scudder Money Market Fund.


NOTE 3 - FUTURES CONTRACTS

Index may purchase futures contracts on the Standard & Poors 500 Stock Index. These contracts provide for the sale of a specified quantity of a financial instrument at a fixed price at a future date. When Index enters into a futures contract, it is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Under terms of the contract, Index agrees to receive from or pay to the broker an amount equal to the daily fluctuation in the value of the contract (known as the variation margin). The variation margin is recorded as unrealized gain or loss until the contract expires or is otherwise closed, at which time the gain or loss is realized. Index invests in futures as a substitute to investing in the 500 common stock positions in the Standard & Poors 500 Index. The potential risk to Index is that the change in the value in the underlying securities may not correlate to the value of the contracts. At December 31, 1995 Index had one open futures contract on the Standard & Poors 500 Index expiring in June 1996. The opening notional value of the contract was $312,050 and the market value on December 31, 1995 was $312,075. The initial margin requirement of $10,000 was satisfied by segregating a portion of the U.S. Treasury Bill into a separate custodial account held in the brokers name.


NOTE 4 - FINANCIAL HIGHLIGHTS

The financial highlights table is not presented because the activity for the period presented did not round to $.01 in any category of the reconciliation of beginning to ending net asset value per share. The total return and the ratios and supplemental data were all less than 0.1%. The net assets at December 31, 1995 were $305,148.

           Independent Auditor's Report
------------------------------------------------------


To the Board of Trustees and Shareholders of S&P 500 Index Portfolio


We have audited the accompanying statement of net assets of the S&P 500 Index Portfolio of Carillon Fund, Inc. (the "Fund"), as of December 31, 1995, the related statement of operations, and the statement of changes in net assets for the period from December 29, 1995 (date of inception) to December 31, 1995. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and a broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements as of December 31, 1995, present fairly, in all material respects, the financial position of the Fund, as of December 31, 1995, and the results of its operations and the changes in its net assets for the period presented in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP


Deloitte & Touche LLP
Dayton, Ohio
February 2, 1996